UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2018

THESTREET, INC.

(Exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation)

0-25779 (Commission File Number)	06-1515824 (IRS Employer Identification No.)

14 WALL STREET, 15TH FLOOR

NEW YORK, NEW YORK 10005

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 321-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 – Entry into a Material Definitive Agreement.

On June 20, 2018, TheStreet, Inc., a Delaware corporation, and Bankers Financial Products Corporation, a Wisconsin corporation and wholly-owned subsidiary of TheStreet, Inc. (collectively, the “Company”), entered into an Asset Purchase Agreement (the “Purchase Agreement”) with S&P Global Market Intelligence Inc. (“S&P”), an affiliate of S&P Global Inc., pursuant to which the Company has agreed to sell the assets comprising its RateWatch business (the “Business”) to S&P (the “Transaction”). The Purchase Agreement provides that S&P will pay an aggregate consideration of approximately $33.5 million in cash to acquire the Business, subject to working capital and certain other closing adjustments.

Under the terms of the Purchase Agreement, the parties have made customary representations and warranties and agreed to various customary covenants, including, among others, post-closing non-solicitation and non-competition covenants, as well as indemnification provisions for breaches of such representations and warranties or covenants.

The foregoing description of the Purchase Agreement and the transactions contemplated thereby is qualified in its entirety by the full text of the Purchase Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

The Purchase Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company, the Business or S&P or any of their respective businesses, subsidiaries or affiliates. The representations, warranties and covenants contained in the Purchase Agreement (a) were made by the parties thereto only for purposes of that agreement and as of specific dates; (b) were made solely for the benefit of the parties to the Purchase Agreement; (c) may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Purchase Agreement (such disclosures include information that has been included in public disclosures, as well as additional non-public information); (d) may have been made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts; and (e) may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, the Business or S&P or any of their respective subsidiaries or affiliates. Additionally, the representations, warranties, covenants, conditions and other terms of the Purchase Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Purchase Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company that is or will be contained in, or incorporated by reference into, the Forms 10-K, Forms 10-Q and other documents that are filed with the Securities and Exchange Commission.

Item 2.01 – Completion of Acquisition or Disposition of Assets.

On June 20, 2018, pursuant to the Purchase Agreement, the Company completed the sale of the assets comprising the Business to S&P for a purchase price of $33.5 million in cash, subject to working capital and certain other closing adjustments.

Item 7.01 – Regulation FD Disclosure.

On June 20, 2018, the Company issued a press release announcing the execution of the Purchase Agreement and the completion of the sale of the Business. A copy of that press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K contains statements that are forward-looking within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements, including statements concerning the consummation of the transactions contemplated by the Purchase Agreement and the costs associated with the sale of the Business, are based on current expectations and assumptions that are subject to risks and uncertainties and actual results could differ materially. Words such as “estimate”, “believe”, “expect”, “anticipate”, “intend”, and similar expressions may identify such forward-looking statements. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Refer to the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission for a discussion of important factors that could cause actual results to differ materially from forward-looking statements.

Item 9.01 – Exhibits.

(b) Pro Forma Financial Information

The following unaudited pro forma condensed consolidated financial statements of the Company specified in Regulation S-X giving effect to the disposition of the Business are filed as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference:

●	Unaudited pro forma condensed consolidated balance sheet as of March 31, 2018; and

●	Unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 2018 and the year ended December 31, 2017.

(d) Exhibits

Exhibit No.	Description

2.1	Asset Purchase Agreement, dated as of June 20, 2018, among TheStreet, Inc., Bankers Financial Products Corporation and S&P Global Market Intelligence Inc.*

99.1	Press release dated June 20, 2018.

99.2	Unaudited Pro Forma Condensed Consolidated Financial Statements giving effect to the disposition of the Business.

* Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish a supplemental copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 22, 2018

THESTREET, INC.

By:	/s/ Eric Lundberg
Name:	Eric Lundberg
Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Asset Purchase Agreement, dated as of June 20, 2018, among TheStreet, Inc., Bankers Financial Products Corporation and S&P Global Market Intelligence Inc.*

99.1	Press release dated June 20, 2018.

99.2	Unaudited Pro Forma Condensed Consolidated Financial Statements giving effect to the disposition of the Business.

* Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish a supplemental copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.